Exhibit 99.1

SETTLEMENT AGREEMENT

AND FULL MUTUAL GENERAL RELEASE

This Settlement Agreement and Full Mutual General Release (this “Agreement and Release”) is entered into between MISSION WEST LIQUIDATING TRUST, a liquidating trust and the successor in interest to MISSION WEST PROPERTIES, INC., a Maryland corporation, and MISSION WEST PROPERTIES, L.P., a Delaware limited partnership, (hereinafter collectively referred to as “MISSION WEST”), EXAR CORPORATION, a Delaware corporation, and the successor in interest to SIPEX CORPORATION, a Delaware corporation, (hereinafter collectively referred to as “EXAR”), and KOVIO, INC., a Delaware corporation, (hereinafter referred to as “KOVIO”), and hereinafter each referred to as a “Party”, and collectively as the “Parties”.

Recitals

A.            On March 9, 2006, MISSION WEST and EXAR entered into a written Agreement for Purchase and Sale of Real Property pursuant to the terms of which MISSION WEST agreed to purchase the commercial real property located at and commonly known as 233 S. Hillview Drive, City of Milpitas, County of Santa Clara, State of California, (hereinafter referred to as the "Property"), from EXAR for $13,400,000.00 (hereinafter referred to as the “Purchase and Sale Transaction”).

B.             Escrow for the Purchase and Sale Transaction closed on March 9, 2006. Simultaneous with the close of escrow, MISSION WEST and EXAR entered into a written Standard Form Lease pursuant to the terms of which EXAR agreed to lease the Property from MISSION WEST for a term of five (5) years (hereinafter referred to as the “Lease Transaction”).

C.             On January 16, 2008, EXAR and KOVIO entered into a written Sublease Agreement, which was amended on March 1, 2010, pursuant to the terms of which KOVIO agreed to sublease the Property from EXAR for a term of three (3) years (hereinafter referred to as the “Sublease Transaction”).

D.             Disputes arose between the Parties and MISSION WEST thereafter filed a complaint in Santa Clara County Superior Court, Case No. 1-11-CV-206456, against EXAR and KOVIO, and EXAR cross-complained against MISSION WEST and KOVIO, and the Complaint and Cross-Complaint were later amended (hereinafter the “Action”). The allegations of the Complaint, the Cross-Complaint, the First Amended Complaint and the First Amended Cross-Complaint were all denied.

E.             On February 21, 2013, the Parties attended a mediation at JAMS, and entered into a written Stipulation for Settlement that provided for the settlement of the Action and contemplated that the Parties would enter into a formal mutual release and settlement agreement.

WHEREAS, the Parties mutually desire to avoid the uncertainties and costs of litigation and provide for a full and complete release by the Parties of any and all claims, cross-claims, and disputes of whatever kind and nature against one another relating to the Action or arising out of the events or incidents referred to in the pleadings in the Action,

SETTLEMENT AGREEMENT AND FULL MUTUAL GENERAL RELEASE

Mission West	Exar	Kovio

NOW, THEREFORE, IN CONSIDERATION of the terms, covenants, and agreements contained herein, the Parties agree as follows:

AGREEMENT

1.             In consideration for this Agreement and Release, the receipt and sufficiency of which the Parties hereby acknowledge, and the representations and warranties contained herein below, the Parties agree to the following terms:

A.	EXAR shall pay to MISSION WEST the sum Two Million Four Hundred Twelve Thousand Eighty-Eight and 00/100 Dollars ($2,412,088.00);

B.	KOVIO shall pay to MISSION WEST the sum of Three Hundred Forty-Five Thousand Two Hundred Thirty and 00/100 Dollars ($345,230.00); and

C.	MISSION WEST shall retain the security deposit provided by EXAR under the terms of the Lease in the amount of Two Hundred Forty-Two Thousand Six Hundred Eighty-Two and 00/100 Dollars ($242,682.00).

The total consideration paid to MISSION WEST pursuant to the terms of this Agreement and Release shall be Three Million Dollars ($3,000,000.00). All payments shall be made by cashier’s check, certified check, or insurance company check payable to “MISSION WEST LIQUIDATING TRUST” due at the Law Office of Thomas Caudill, 1025 North Fourth Street, San Jose, CA 95112-4942, or by wire transfer made to “MISSION WEST LIQUIDATING TRUST” pursuant to the wire transfer information provided by legal counsel for MISSION WEST, received within thirty (30) days of execution of this Agreement and Release by all of the Parties.

2.             Within ten (10) days of the timely receipt of all of the above-described funds, legal counsel for the Parties shall cause to be served and filed with the Santa Clara County Superior Court Requests for Dismissal With Prejudice of the their entire actions, and all of said causes of action, each party to bear its own attorney’s fees and costs.

3.             Within ten (10) days of the execution of this Agreement and Release by the Parties, EXAR shall return to KOVIO, (or at KOVIO’S direction, to KOVIO’s attorney’s trust account to be held for the benefit of KOVIO), the security deposit provided by KOVIO under the Sublease Agreement, as amended, in the amount of Three Hundred Fourteen Thousand Nine Hundred Twenty-Eight and 88/100 Dollars ($314,928.88). The return of the security deposit by EXAR to KOVIO under this Section 3 is independent of the obligations of EXAR and KOVIO to remit the payments to MISSION WEST under Section 1 of this Agreement and Release. Whether or not EXAR should fail or refuse, for any reason, to return the security deposit to KOVIO as herein provided, both EXAR and KOVIO shall remain fully obligated to pay MISSION WEST and perform as provided in Section 1 of this Agreement and Release.

SETTLEMENT AGREEMENT AND FULL MUTUAL GENERAL RELEASE

Mission West	Exar	Kovio

4.             Upon full and complete execution hereof and receipt and negotiation by MISSION WEST of the funds specified in Section 1, each of the Parties, on behalf of itself, and its past, present and future agents, principals, receivers, trustees, contractors, subcontractors, independent contractors, employees, officers, directors, shareholders, partners, limited partners, attorneys, representatives, insurers, sureties, successors, predecessors, insureds, parent and subsidiary corporations, predecessor and successor corporations, related and affiliated corporations, and assigns, hereby forever releases and discharges each of the other Parties hereto, and its past, present and future agents, principals, receivers, trustees, contractors, subcontractors, independent contractors, employees, officers, directors, shareholders, partners, limited partners, attorneys, representatives, insurers, sureties, successors, predecessors, insureds, parent and subsidiary corporations, predecessor and successor corporations, related and affiliated corporations, and assigns (each hereinafter referred to as a “Released Party”), from all claims, demands, damages actions, causes of action, administrative actions, quasi-administrative actions, fees, costs, losses, expenses, attorney’s fees, and liabilities of every nature, known and unknown, arising out of, in connection with, or relating to the Action or the events or incidents referred to in the pleadings in the Action (hereinafter referred to as the “Claims”).

5.              Each of the Parties represents and warrants that, other than the Parties hereto, no other person or entity (including, but not limited to, a predecessor entity of a Party) has, or claims to have, any interest in the Action or any of the claims, demands, or obligations stated, covered or referred to in this Agreement and Release; that no other person or entity has, or will have, the right to bring suit on the claims, demands, or obligations stated, covered, or referred to in this Agreement and Release; that it has the sole right and exclusive authority to execute this Agreement and Release and to receive consideration therefore; and that it has not sold, assigned, transferred, conveyed, or otherwise disposed of any of the claims, demands, or obligations stated, covered, or referred to in this Agreement and Release to any person or entity other than a Party to this Agreement and Release.

6.              MISSION WEST agrees to protect, defend and indemnify EXAR and KOVIO and their liability insurance carriers, against any and all liens, subrogation claims, and other rights that may be asserted by any person against the amount paid in settlement of the Action.

7.             Any provisions of Evidence Code §§ 1115 -1128 notwithstanding, this Agreement and Release may be enforced by a motion under Code of Civil Procedure §664.6 or by any other procedure permitted by law. The Parties agree that this Agreement and Release and the Stipulation for Settlement, dated February 21, 2013, are admissible and subject to disclosure for purposes of enforcing the settlement, and the provisions of the confidentiality agreement signed by the Parties relative to the JAMS mediation held on February 21, 2013 are waived in respect to the Agreement and Release and the Stipulation for Settlement.

8.              Each of the Parties expressly understands and acknowledges that it is possible that unknown losses or claims exist or that present losses may have been under estimated in amount or severity, and the Parties state that this possibility was taken into account in determining the amount and nature of the consideration for this Agreement and Release. Each of the Parties expressly waives and assumes the risk of any and all claims released herein, which it does not know or suspect to exist whether through ignorance, oversight, error, negligence, or otherwise. A portion of the consideration was bargained for between the Parties with the knowledge of the possibility of such unknown or underestimated claims and was given in exchange for a full satisfaction and discharge of all claims herein discharged.

SETTLEMENT AGREEMENT AND FULL MUTUAL GENERAL RELEASE

Mission West	Exar	Kovio

9.              Each of the Parties expressly accepts and assumes the risk that such facts now believed to be true are actually not true or that facts are different than currently believed. This Agreement and Release shall remain effective notwithstanding such difference in facts.

10.            Each of the Parties hereby acknowledges that it has read and does hereby waive the provisions of §1542 of the California Civil Code which reads as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

11.            It is understood and agreed that the payment of any consideration and the execution of this Agreement and Release do not constitute an admission of liability by the Parties, and this Agreement and Release is being entered into as a compromise of disputed claims.

12.            Each of the Parties represents that it has read all of the foregoing and has conferred with legal counsel pertaining to the same, and fully understands all of the terms thereof. Each of the Parties is relying solely on its own judgment, belief, and knowledge with regard to the subject of this Agreement and Release, and each of the Parties acknowledges that it has not been influenced in any extent whatsoever in making this Agreement and Release by any representation or statement by any other Party to this Agreement and Release. This Agreement and Release is freely and voluntarily entered into.

13.            Each of the Parties represents and warrants that it has full power and authority to enter into and to execute this Agreement and Release on behalf of the indicated Party.

14.            This Agreement and Release is binding upon and shall inure to the benefit of the Parties, and each of their respective past, present and future heirs, executors, administrators, successors, assigns, agents, representatives, principals, receivers, trustees, employees, officers, directors, shareholders, partners, limited partners, contractors, subcontractors, independent contractors, parent and subsidiary corporations, predecessors, insureds, predecessor and successor corporations, related and affiliated corporations.

15.            Each of the Parties intends that the above-mentioned consideration be the entire and only consideration of this Agreement and Release.

16.            Each of the Parties agrees to cooperate and provide reasonable and necessary assistance with the preparation and execution of all paperwork necessary to effectuate the terms of this Agreement and Release.

SETTLEMENT AGREEMENT AND FULL MUTUAL GENERAL RELEASE

Mission West	Exar	Kovio

17.            Should any provision of this Agreement and Release be held invalid or illegal, such illegality shall not invalidate the whole of this Agreement and Release, but rather, the Agreement and Release shall be construed as if it did not contain the illegal part, and the remaining provisions of this Agreement and Release shall remain in full force and effect and shall be fully enforceable.

18.           This Agreement and Release shall be construed and enforced pursuant to the laws of the State of California applicable to agreements executed and fully performed in the State of California, without giving effect to principles of conflict of laws.

19.            This Agreement and Release constitutes the entire agreement among the Parties on the subject matter hereof, and it supersedes all prior understandings, agreements, representations, and promises on the subject matter hereof. All oral representations or modifications concerning this Agreement and Release shall be of no force or effect. This Agreement and Release may not be amended, altered, modified, or otherwise changed in any respect whatsoever except by a writing duly executed by the authorized representatives of each of the Parties.

20.            If this Agreement and Release is made in counterparts, each counterpart shall have the full force and effect of an original. The Parties and their legal counsel may execute (initial, sign, and deliver) this Agreement and Release by facsimile or PDF, and each facsimile or PDF shall have the full force and effect of an original. All of such initials and signatures together, whether made in counterparts, and/or facsimile or PDF, together shall constitute one and the same instrument.

21.            Each of the Parties acknowledges that this Agreement and Release has been negotiated at arm’s length, that each Party has been represented by independent counsel, and that this Agreement and Release has been drafted by all Parties and no one Party shall be construed as the drafts person.

[Signature page follows.]

SETTLEMENT AGREEMENT AND FULL MUTUAL GENERAL RELEASE

Mission West	Exar	Kovio

IN WITNESS WHEREOF, this Agreement and Release shall become a binding agreement at the time that the last signature is affixed hereto.

Date: April , 2013
MISSION WEST LIQUIDATING TRUST,
	By:	Carl E. Berg
	Title:	Trustee
As successor in interest to Mission West
Properties, Inc., a Maryland corporation

Date: April , 2013
MISSION WEST PROPERTIES, L.P.,
A Delaware limited partnership,
	By:	West Coast Venture Capital, Inc.,
A Delaware corporation,
	Its:	General Partner
	By:	Carl E. Berg
	Title:	CEO
As successor in interest to Mission West
Properties, Inc., a Maryland corporation

Date: April , 2013
EXAR CORPORATION,
A Delaware corporation,
	By:	Louis DiNardo
	Title:	President and CEO
As successor in interest to Sipex Corporation,
a Delaware corporation

Date: April , 2013
KOVIO, INC.,
A Delaware corporation,
	By:	Lisan Hung
	Title:	Vice-President, General Counsel
and Corporate Secretary

APPROVED AS TO FORM AND CONTENT:

April , 2013	April , 2013
Thomas Caudill, Esq.	Albert J. Boro, Jr., Esq.
Attorney for Mission West Liquidating Trust	Attorney for Exar Corporation
and Mission West Properties, L.P.

SETTLEMENT AGREEMENT AND FULL MUTUAL GENERAL RELEASE

Mission West	Exar	Kovio

April , 2013	April , 2013
David M. Sloan, Esq.	Bernard S. Greenfield, Esq.
Attorney for Mission West Liquidating Trust	Attorney for Exar Corporation
and Mission West Properties, L.P.

April , 2013
Paul S. Avilla, Esq.
Attorney for Kovio, Inc.

SETTLEMENT AGREEMENT AND FULL MUTUAL GENERAL RELEASE

Mission West	Exar	Kovio